UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/08/2007

SHARPER IMAGE CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number:  0-15827

DELAWARE	94-2493558
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

350 THE EMBARCADERO, 6TH FLOOR
SAN FRANCISCO, CALIFORNIA 94105
(Address of principal executive offices, including zip code)

(415) 445-6000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 8, 2007, Sharper Image Corporation (the "Company") announced that Daniel W. Nelson, senior vice president, controller and chief accounting officer, will be stepping down from that position and will be leaving the company effective that date. Mr. Nelson will be eligible to receive the benefits specified under the Company's Executive Severance Pay Policy, as previously filed.

The Company also announced that in the interim, Rebecca L. Roedell, the Company's executive vice president and chief financial officer would serve as its chief accounting officer.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPER IMAGE CORPORATION

Date: October 09, 2007	By:	/s/ James M. Sander
James M. Sander
Senior Vice President, General Counsel